UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
 Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) August 8, 2006 (August 7, 2006)
                                                 -------------------------------

                     Conversion Services International, Inc.
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             (Exact name of registrant as specified in its charter)

              Delaware                    0-30420               20-0101495
  --------------------------------  --------------------  ----------------------
    (State or other jurisdiction        (Commission            (IRS Employer
          of incorporation)             File Number)        Identification No.)


     100 Eagle Rock Avenue, East Hanover,
                  New Jersey                                         07936
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    (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:  (973) 560-9400
                                                    ----------------

                                 Not Applicable
               ---------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

      On August 8, 2006, Conversion Services International, Inc. (the "Company") announced that Robert C. DeLeeuw, Frederick Lester and Thomas Pear were elected as members of its Board of Directors at the Annual Meeting of Stockholders of Conversion Services International, Inc. held on August 7, 2006.

      Robert C. DeLeeuw has been the Company's Senior Vice President and the President of its wholly owned subsidiary, DeLeeuw Associates, LLC, since March 2004, and is the Company's third largest stockholder. Mr. DeLeeuw founded DeLeeuw Associates, LLC, formerly known as DeLeeuw Associates, Inc., in 1991. Mr. DeLeeuw has over twenty-five years experience in banking and consulting. During this time, he has managed and supported some of the largest merger projects in the history of the financial services industry and has implemented numerous large-scale business and process change programs for his clients. He has been published in American Banker, Mortgage Banking Magazine, The Journal of Consumer Lending and Bank Technology News where he has also served as a member of the Editorial Advisory Board. Mr. DeLeeuw received his B.S. from Rider University in 1979 and received his M.S. in Management from Stevens Institute of Technology in 1986.

      Frederick Lester is the Regional Consulting Partner of NE Banking & Capital Markets, Teradata Corporation. From 2005-2006, Mr. Lester was the Consulting Director at Cognos Corporation, and from 1999-2005, he was the Managing Director at Competitive Advantage, Inc. Prior to this, Mr. Lester served as Consulting Director for KPMG and Managing Partner at Teradata. Mr. Lester's undergraduate studies at Columbia University focused on nuclear physics and mathematics.

      Thomas Pear is a principal in Saw Mill Sports Management and a management consultant. From 1993 to 2006, Mr. Pear served as chief financial officer of The Atlantic Club, and also served as its president from 2002 to 2006. Prior to this, Mr. Pear served as vice president and general manager of DM Engineering, vice president and chief financial officer of Tennis Equities, and staff accountant at Malkin, Studley and Ramey CPA, PC. Mr. Pear received his B.S. in Accounting from Nichols College in 1974.

      The Board of Directors has previously established four standing committees: (1) the Audit Committee, (2) the Compensation Committee, (3) the Stock Option Committee and (4) the Nominating and Corporate Governance Committee. Mr. Pear will join the Audit, Compensation and Nominating and Corporate Governance Committees, while Mr. Lester will join the Stock Option and Compensation Committees.

Item 9.01. Financial Statements and Exhibits.

Set forth below is a list of Exhibits included as part of this Current Report.

99.1  Press Release, dated August 8, 2006

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This  Current  Report  on Form 8-K may  contain,  among  other  things,  certain
forward-looking   statements  within  the  meaning  of  the  Private  Securities
Litigation Reform Act of 1995, including, without limitation, (i) statements with respect to the Company's plans, objectives, expectations and intentions; and (ii) other statements identified by words such as "may", "could", "would", "should", "believes", "expects", "anticipates", "estimates", "intends", "plans" or similar expressions. These statements are based upon the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company's control).

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


August 8, 2006                  CONVERSION SERVICES INTERNATIONAL, INC.


                                By: /s/ Scott Newman
                                    ----------------------------------
                                    Name:  Scott Newman
                                    Title: President and Chief Executive Officer